Equinox Commodity Strategy Fund

SUMMARY PROSPECTUS | FEBRUARY 1, 2013

SHARE CLASS:	A	C	I

TICKER SYMBOL:	EQCAX	EQCCX	EQCIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.equinoxasp.com/documents. You can also get this information at no cost by calling (888) 643-3431 or by sending an e-mail request to invest@equinoxfundmanagement.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus dated February 1, 2013 and statement of additional information dated February 1, 2013 each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE:

The Equinox Commodity Strategy Fund (the “Fund”) seeks to achieve capital appreciation in both rising and falling commodity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P GSCI® Index.

FEES AND EXPENSES OF THE FUND:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional or in “How to Purchase Shares” beginning on page 19 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” beginning on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00	%(1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	1.00%		1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (2)	1.35%	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (3)	1.96%	1.95%	2.09%
Acquired Fund Fees and Expenses (4)	0.14%	0.14%	0.14%

Total Annual Fund Operating Expenses	3.70%	4.44%	3.58%

Fee Waiver and/or Expense Reimbursement (5)	(1.78)%	(1.77)%	(1.91)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (4)	1.92%	2.67%	1.67%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC.

(2)	“Management Fees” have been restated to reflect current fees. “Management Fees” include a management fee paid to Equinox Fund Management, LLC (the “Adviser”) by the Subsidiary (as defined herein). The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.

(3)	“Other Expenses” do not include costs associated with any over-the-counter derivatives that provide the Fund with exposure to Managed Futures Programs, which is the primary manner in which the Fund intends to gain exposure to Managed Futures Programs. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Managed Futures Programs referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2013 in excess of 0.50% (annualized) of the notional exposure to Managed Futures Programs provided by the relevant derivative instrument.

(4)	“Acquired Fund Fees and Expenses” do not include fees and expenses associated with the Fund’s investments in its wholly-owned subsidiary (the “Subsidiary”) or in any Trading Company. However, the Fund indirectly bears the fees and expenses of the Subsidiary and any Trading Company in the form of reduced returns on its investments. Equinox Fund Management, LLC (the “Adviser”) anticipates that any investment in a Managed Futures Program (as defined herein) will be subject to (i) management fees that range between 0.0% and 2.0% of notional exposure, and (ii) performance-based incentive fees expected to range from 15.0% to 30.0% of new high net trading profits. The Subsidiary and any Trading Company are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees. The total annual fund operating expenses in this fee table do not correlate to the ratio of expenses to average net assets in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.”

(5)

Expenses have been restated to reflect a change in the Fund’s contractual fee waiver. The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any interest, Trading Company expenses, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.78%

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of average daily net assets for Class A shares, 2.53% of average daily net assets for Class C shares, and 1.53% of average daily net assets for Class I shares (on an annual basis) (the “Expense Limitation”). The Expense Limitation will remain in place until January 28, 2014, unless the Board of Trustees of Equinox Funds Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recoup, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$759	$1,487	$2,234	$4,190
Class C	$270	$1,184	$2,108	$4,464
Class I	$170	$920	$1,692	$3,720

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund pursues its investment objective by primarily making a combination of investments either (i) directly in an actively managed fixed-income portfolio or (ii) indirectly through its wholly owned subsidiary (the “Subsidiary”) investing in Trading Companies that employ the “Managed Futures Program” of one or more commodity trading advisers (“CTAs”) selected by the Fund’s investment adviser, Equinox Fund Management, LLC (the “Adviser”), and/or derivative instruments such as swap agreements that provide exposure to Managed Futures Programs or commodity strategy indices. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.

The Advisor selects “commodity-focused” Managed Futures Programs for investment by the Fund that, over the long term, allocate greater than 50% of their total investment exposure to the physical commodity sector (i.e. agricultural products, livestock, energy and metals) and 49% or less to financial sector contracts (i.e. interest rates, currencies and equity indices). The Managed Futures Programs selected for investment by the Fund may take long or short positions in particular commodities and a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. The Adviser seeks to maintain the Fund’s overall exposure to the physical commodities sector at a level equal to or greater than 75% of the value of the Fund’s net assets.

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Derivative Instruments:    The Fund or the Subsidiary may invest directly in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives, or may invest in one or more Managed Futures Programs that utilize such derivative instruments to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. Derivatives may be used as substitutes for securities, commodity, and currencies and for hedging price risk. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Any Managed Futures Program may take a long or short position in such markets. Any investment in derivative instruments may be subject to fees and transaction costs that will negatively impact the Fund’s performance.

To the extent the Fund employs derivatives to gain exposure to Managed Futures Programs, it is anticipated that the Fund will utilize a total return swap (a “Swap”), a type of derivative instrument based on a customized index of Managed Futures Program(s) or a basket of Trading Companies (in each case, a “Reference Program”) designed to replicate the aggregate returns of the Managed Futures Programs selected by the Adviser. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to (i) add or remove Managed Futures Programs from the Reference Program and (ii) adjust the notional exposure between the Managed Futures Programs that comprise the Reference Program. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of a Reference Program typically includes a deduction for fees of the counterparty as well as management and performance fees of the relevant CTAs. Because the Reference Program is designed to replicate the returns of Managed Futures Programs selected by the Adviser, the performance of the Fund will depend on the ability of the relevant CTAs to generate returns in excess of the costs of the relevant Swap(s).

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Fixed-Income Securities:    The fixed-income securities in which the Fund invests may have any maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may invest in fixed income securities of any quality, but generally, the Fund invests in fixed income securities with a rating of BBB- by S&P and Baa by Moody’s or higher or determined by the Adviser to be at comparable quality. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts. The Fund may also invest, without limitation, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. The Fund may invest in foreign fixed income securities, or it may invest in other investment companies that invest in foreign fixed income securities. As such, investors should be aware of the particular risks associated with international fixed income securities. These fixed income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund or the Subsidiary.

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Subsidiary:    Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to futures contracts and commodities in a manner consistent with the limitations and requirements of the Internal Revenue Code of 1986, as amended (the “Code”) that apply to the Fund which limit the amount of income the Fund may receive from certain sources. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

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The Advisor employs a multi-step process to select and allocate across commodity-focused Managed Futures Programs that are consistent with the Fund’s investment objective:

i. Screening.    The Advisor uses proprietary and commercial databases to identify a universe of Managed Futures Programs that may be suitable for investment by the Subsidiary. These programs are quantitatively screened primarily based on their historic performance data (i.e., return streams and volatility over selected time frames). Other criteria are also used to screen programs, including length of track record and assets under management.

ii. Analysis and Selection.    The Advisor further analyzes the pre-screened Managed Futures Programs by examining both qualitative and quantitative factors. The qualitative factors include the business backgrounds of the principals, the trading strategies used, and the depth of the CTA’s research department. Quantitative analyses include a variety of financial and statistical measures that are used to better comprehend and categorize the program trading strategies. All commodity-focused Managed Futures Programs selected for inclusion into the portfolio undergo rigorous due diligence reviews before receiving an allocation. Due diligence reviews include site visits, track record verification, and background checks of the firm and principals.

iii. Portfolio Design.    The Advisor invests the assets of the Subsidiary with the aim of providing exposure to a portfolio of complementary commodity-focused Managed Futures Programs and an overlay of commodity-based indices that are consistent with the Fund’s investment objective. The Advisor seeks to moderate portfolio risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; and (iii) sectors and markets (currencies, interest rates, stock market indices, energy resources, metals and agricultural products). The relative weightings and overall exposure to Managed Futures Programs in the portfolio are adjusted periodically.

iv. Risk Management.    The Adviser monitors the trading and performance of the Managed Futures Programs in the portfolio with the aim of identifying and mitigating unusual risks. Some of the factors monitored are margin usage, daily volatility, and equity drawdowns. Responses to extraordinary trading patterns or increased risk may include consultation with the CTA to determine the cause of the condition, partial redemption of allocated assets, or complete withdrawal from the trading program.

The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks:    As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

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Commodities Risk:    Exposure to the commodities markets may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. The value of a Trading Company or commodity-linked derivative investments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Counterparty Risk:    The derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a Trading Company, the Fund, the Subsidiary or Trading Company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a Trading Company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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Credit Risk:    If a security issuer or a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

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Currency Risk:    The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Derivatives Risk:    The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities, commodities or currencies underlying those derivatives. Derivatives have economic leverage inherent in their terms that will magnify losses. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based. Purchased options may expire worthless. Derivative counterparties may default. There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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Fixed Income Securities Risk:    Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

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Foreign Market Risk:    There is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

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Indirect fees and expenses:    The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Trading Company in which the Fund or the Subsidiary invest, including commodity brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.

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Leverage Risk/Volatility Risk:    The use of leverage by the Fund (or Managed Futures Programs in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

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Liquidity Risk:    The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

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Management Risk:    The Adviser’s judgment about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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Market Risk:    Market risk refers to the risk that the market prices of securities, commodities and related instruments that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities and commodities tend to have greater price volatility than debt securities. When the value of the Fund’s holdings decreases, your investment in the Fund decreases in value and you could lose money.

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Non-Diversification Risk:    The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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OTC Trading Risk:    Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Performance fees:    The performance-based fees paid to a CTA may create an incentive for that CTA to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized trading profits of the relevant Managed Futures Program, the fee may be greater than if it were based solely on realized gains. Positive performance of the Fund’s investments in a Managed Futures Program is expected to result in performance-based compensation being paid to the relevant CTA, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Company), it is possible that a CTA could earn a performance fee in a year in which its overall performance for the whole year was negative.

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Portfolio Turnover Risk:    Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

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Regulatory Risk:    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund, its Subsidiary or a Trading Company, or that could adversely impact the Fund’s performance.

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Government Intervention and Regulatory Changes:    The recent instability in financial markets has led the government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the Managed Futures Programs in which trading companies invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions from CFTC regulations that were available to the Fund and its Subsidiary. Effective January 1, 2013, the Fund and its Subsidiary are subject to CFTC regulations because of these changes. At the time of the CFTC’s adoption of the rule amendments, Equinox was (and continues to be) registered as a commodity pool operator and, accordingly, is subject to CFTC regulations. The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. The effects of these regulatory changes could increase Fund expenses, reduce investment returns or limit the Fund’s ability to implement its investment strategy.

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Sector Risk:    The Fund may focus its investments in several commodities sectors. To the extent that it does so, developments affecting those sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than other mutual funds that are diversified across a greater number of sectors.

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Short Strategy Risk:    The trading strategies employed by a Managed Futures Program may involve short positions in the relevant markets and the underlying derivative instruments and futures contracts. The potential gain in respect of a short position is limited by the fact that such positions can never earn a trading profit greater than the price of the relevant asset at the time the short position was executed. Conversely, because losses on a short position arise from increases in the value of the security (or other asset) sold short, such loss is theoretically unlimited.

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Subsidiary Risk:    The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

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Trading Strategy Risk:    The profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

•	changes in interest rates;

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.

A CTA’s trading methods may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of the relevant Managed Futures Programs through reduced returns.

The successful use of forward and futures contracts draws upon the relevant CTA’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

•	the imperfect correlation between the change in the price of the forward or futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	such CTA’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	the possibility that the counterparty will default in the performance of its obligations; and

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if the Fund or any Trading Company has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, and potentially greater losses. There is no assurance that the Fund’s investment in a derivative instrument or Trading Company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Performance:    The bar chart and the performance table below gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with the S&P GSCI® Index, a broad measure of market performance. In addition, the Fund’s performance is compared to the SGI Smart Market Neutral Commodity Index, the Fund’s former benchmark. The bar chart does not reflect any sales charges, which would reduce your return. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by calling 1-888-643-3431.

Class A shares Total Return as of December 31

Best Quarter		Worst Quarter
1st Quarter 2011	2.00%	4th Quarter 2012	(3.23)%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares and after-tax returns for other Classes will vary.

Average Annual Total Returns For the periods ended December 31, 2012	1 Year	Since Inception(1)
Class A Shares
Return Before Taxes	(10.78)%	(4.82)%
Return After Taxes on Distributions	(10.78)%	(4.84)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.01)%	(4.09)%
Class C Shares
Return Before Taxes	(6.03)%	(2.48)%
Class I Shares
Return Before Taxes	(5.12)%	(1.78)%
S&P GSCI® Index (reflects no deduction for fees, expenses or taxes)	0.26%	1.93%
SGI Smart Market Neutral Commodity Index[2] (reflects no deduction for fees, expenses or taxes)	(0.53)%	1.42%

(1)	The Fund commenced investment operations on January 28, 2011.

(2)

Effective September 12, 2012, the S&P GSCI® Index has replaced the SGI Smart Market Neutral Commodity Index as the Fund’s benchmark. The benchmark was changed because the Adviser believes that the S&P GSCI® Index is a more appropriate index in light of the Fund’s investment strategies and the S&P GSCI® Index’s characteristics.

Management of the Fund

Investment Adviser:    Equinox Fund Management, LLC

PORTFOLIO MANAGERS:

Richard Bornhoft, Chief Investment Officer of the Adviser, has been the Fund’s portfolio manager since its inception on January 25, 2011. Brian Bell, Director of Research for the Adviser, Ajay Dravid, Managing Director of Portfolio Management for the Adviser, and Rufus Rankin, Director of Portfolio Management for the Adviser, joined the Fund’s portfolio management team on March 1, 2011.

Purchase and Sale of Fund Shares:    The minimum initial investment in Class A shares, Class C shares and Class I shares of the Fund is $2,500, $2,500, and $1,000,000, respectively, and the minimum subsequent investment in Class A shares, Class C shares and Class I shares of the Fund is $500, $500 and $0, respectively. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account by participating in the Fund’s Automatic Investment Plan. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchase and redemption requests may be made by mail (Equinox Commodity Strategy Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154-1150), by telephone (1-888-643-3431), or through a financial intermediary and will be paid by check or wire transfer

Tax Information:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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